UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2018

ICF International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33045	22-3661438
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9300 Lee Highway, Fairfax, Virginia		22031
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 934-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[] Emerging growth company

[] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01	Regulation FD Disclosure

On June 7, 2018, ICF Incorporated, LLC, a subsidiary of ICF International, Inc. (the “Company”), entered into a professional services agreement with an authority of the Government of Puerto Rico (the “Authority”), with funding in the form of a grant from the Federal Emergency Management Agency. Under the agreement, the Company will provide disaster recovery grant claims review and disaster recovery project formulation services assistance to the Authority related to Hurricanes Irma and Maria. The agreement has a contract value of up to $188,850,000 based on the exercising of options and the availability of funds. The contract term is approximately 37 months through June 30, 2021, which is comprised of an approximate 3 week base period and three one-year option periods. The agreement has been executed by the parties, and approved by the Authority’s Board and others.

The information contained in this report is considered to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that Section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Caution Concerning Forward-looking Statements

Statements that are not historical facts and involve known and unknown risks and uncertainties are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Such statements may concern our current expectations about our future results, plans, operations and prospects and involve certain risks, including the risks associated with our contract with the Authority that are similar to those associated with other contracts we perform, such as (a) the risk of claims by the Authority, other parties involved in delivering our services, and citizens and businesses seeking, or disappointed with, assistance provided in stressful circumstances, (b) risks associated with the possibility of audits by the Authority and federal and other agencies, and (c) the other risks set forth in Item 1A of our Annual Report on Form 10-K for the  fiscal year ended December 31, 2017 under the headings “Risks Related to Our Industry” and “Risks Related to Our Business.” These and other factors that could cause our actual results to differ from those indicated in forward-looking statements are included in the "Risk Factors" section of our securities filings with the Securities and Exchange Commission. The forward-looking statements included herein are only made as of the date hereof, and we specifically disclaim any obligation to update these statements in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICF International, Inc.

Date: June 7, 2018	By:	/s/ James C. Morgan
James C. Morgan Chief Financial Officer